UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-10325

VANECK VECTORS ETF TRUST

(Exact name of registrant as specified in its charter)

666 Third Avenue, New York, N.Y. 10017

(Address of principal executive offices) (Zip Code)

Van Eck Associates Corporation

VanEck Vectors ETF Trust

666 Third Avenue

New York, N.Y. 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212)293-2000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Item 1.	REPORT TO SHAREHOLDERS.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) is attached hereto.

ANNUAL REPORT
November 30, 2018

VANECK VECTORS®

High Income MLP ETF	YMLP®
High Income Infrastructure MLP ETF	YMLI®

800.826.2333	vaneck.com

Certain information contained in this management discussion represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of November 30, 2018.

VANECK VECTORS ETFs

(unaudited)

Dear Shareholder:

We are pleased to present this annual report, which affords us the opportunity to provide a review of the economic backdrop for the last 12 months. But first, in light of the many developments that occurred across global markets over that period, we want to reemphasize VanEck’s corporate mission and its implications to you as our valued shareholders.

As you may know, VanEck has a history of looking beyond the financial markets to identify historical, political, and/or technological trends that are likely to create or impact investment opportunities. We were one of the first U.S. asset managers to offer investors access to international markets, which set the tone for our drive to identify promising asset classes and trends. In this respect, our unconventional (at the time) efforts to introduce investors to gold investing in 1968, emerging markets (including China) in 1993, and ETFs in 2006, are now considered mainstream, permanently shaping the investment management industry as we now know it.

Today, we offer both active and passive strategies with compelling exposures supported by well-designed investment processes. Our firm’s capabilities range from strategies designed to strengthen core investment allocations, to more specialized exposures that enhance portfolio diversification and reduce volatility.

Putting clients’ interests first in all market environments is at the heart of the firm’s mission and has been since our founding in 1955. We will, as always, continue to seek out and evaluate the most attractive opportunities for you as shareholders.

As we wrote in our Market Insights research, which can be found at www.vaneck.com/blogs/market-insights, we went into the last stretch of 2017 with rising U.S. interest rates, the “grind trade” in commodities, and the passing of “Old China” and birth of “New China” very much on our minds. We began 2018 by noting that global growth had gone from “ticking up” to “firmly in place” and that, while central banks were tightening, Europe remained “two years” behind the U.S. in this trend and had a trickier task. Further, our base case was for 10-year interest rates to rise to 3.5% with the curve not inverting. In its third longest bull market ever, we remained bullish on U.S. equities in the short-term, but were prepared for a correction. And, finally, we believed that investors should not be underweight commodities as global growth was supporting the bullish “grind trade” narrative from supply cutbacks.

The big shock to this growth story came in the second quarter of 2018, with concerns about European and Chinese growth. This led to U.S. dollar strength, commodity weakness, and emerging markets equity weakness.

We generally hold with our outlook for the remainder of 2018 from the end of last year: 1) U.S. equities continue in the third longest bull market ever, earnings are growing, and the policy mix is supportive; 2) for commodities, global growth is strong enough and supply limits persist—the bullish “grind trade” continues.

To keep you informed on an ongoing basis, we encourage you to stay in touch with us through the videos, email subscriptions, and research blogs available on our website, www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit www.vaneck.com.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find performance discussions and financial statements for each of the funds for the twelve month period ended November 30, 2018. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
VanEck Vectors ETF Trust

December 11, 2018

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

1

VANECK VECTORS ETFs

(unaudited)

Management Discussion

The performance of both funds continued to be affected by a number of factors. The fluctuations of the crude oil market certainly had their effect during the period under review. In addition, MLPs were also affected by two factors relating to the structure of MLPs themselves. First, the drop in the corporate tax rate resulting from President Trump’s tax reforms reduced a major tax advantage enjoyed by MLPs (versus corporations). Second, the ruling earlier in 2018 by the Federal Energy Regulatory Commission (FERC) that disallows income tax allowance cost recovery in MLP pipeline rates negatively impacted a number of MLPs.

High Income MLP

For the 12 months ended November 30, 2018, the VanEck Vectors High Income ETF (NYSE Arca: YMLP) lost 7.16% on a total return basis.*

The Fund suffered, especially as a result of its exposure to MLPs involved in oil and gas transportation and storage, and oil and gas equipment and services subsectors – both within the energy sector. Within the oil and gas transportation and storage subsector, shipping MLPs were particularly detractive from Fund performance. While the Fund’s exposures to MLPs involved in coal and consumable fuels and, in particular, U.S. natural gas contract compression services (all within the energy sector) contributed positively to performance, these contributions failed to counterbalance the aggregate negative performances of other MLPs in the energy sector.

High Income Infrastructure MLP

For the 12 months ended November, 2018, the VanEck Vectors High Income Infrastructure MLP ETF (NYSE Arca: YMLI) lost 0.53% on a total return basis.*

Since YMLI remained focused on the midstream segment of the MLP sector, it was particularly exposed to the volatility in oil prices over the period under review. Within the energy sector, which performed negatively as a whole, MLPs in the oil and gas storage and transportation subindustry (in which the Fund remains predominantly invested) detracted most from performance. While several oil and gas storage and transportation companies performed strongly in the portfolio, detractors outweighed these companies.

*	Returns based on NAV. The performance data quoted represents past performance. Past performance is not a guarantee of future results. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares. Investment return and value of the shares of the funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.
2

VANECK VECTORS HIGH INCOME MLP ETF

PERFORMANCE COMPARISON

November 30, 2018 (unaudited)

	Average Annual Total Returns				Cumulative Total Returns
	Share Price	NAV	YMLPTR[1]	SPTR[2]	Share Price	NAV	YMLPTR[1]	SPTR[2]
One Year	(7.08)%	(7.16)%	(8.57)%	6.27%	(7.08)%	(7.16)%	(8.57)%	6.27%
Five Year	(18.46)%	(18.42)%	(19.12)%	11.12%	(63.94)%	(63.86)%	(65.39)%	69.43%
Life*	(13.45)%	(13.42)%	(13.10)%	13.32%	(62.11)%	(62.04)%	(61.07)%	131.75%
*	Commencement of Fund: 3/12/12; First Day of Secondary Market Trading: 3/13/12.
[1]	Solactive High Income MLP Index (YMLPTR) is a rules-based index designed to provide investors a means of tracking the performance of selected MLPs which are publicly traded on a U.S. securities exchange. The MLP Index is comprised of MLPs that meet certain criteria relating to current yield, coverage ratio and distribution growth as determined by Solactive. Market capitalization and liquidity screens will be applied in addition to the fundamental screens for current yield, coverage ratio and distribution growth to ensure sufficient market size and liquidity of the MLP Index components.
[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.
VanEck Vectors High Income MLP ETF (the “Fund”) is the successor to the Yorkville High Income MLP ETF pursuant to reorganizations that took place on February 22, 2016. Prior to that date, the Fund had no investment operations. Accordingly, for periods prior to that date, the Fund performance information is that of the Yorkville High Income MLP ETF.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 5 for more information.

3

VANECK VECTORS HIGH INCOME INFRASTRUCTURE MLP ETF

PERFORMANCE COMPARISON

November 30, 2018 (unaudited)

	Average Annual Total Returns				Cumulative Total Returns
	Share Price	NAV	YMLITR[1]	SPTR[2]	Share Price	NAV	YMLITR[1]	SPTR[2]
One Year	(0.57)%	(0.53)%	(2.24)%	6.27%	(0.57)%	(0.53)%	(2.24)%	6.27%
Five Year	(3.80)%	(3.84)%	(4.23)%	11.12%	(17.61)%	(17.77)%	(19.42)%	69.43%
Life*	(1.53)%	(1.56)%	(0.82)%	13.20%	(8.56)%	(8.72)%	(4.67)%	105.25%
*	Commencement of Fund: 2/11/13; First Day of Secondary Market Trading: 2/12/13.
[1]	Solactive High Income Infrastructure MLP Index (YMLITR) is a rules-based index designed to provide investors a means of tracking the performance of selected MLPs which are publicly traded on a U.S. securities exchange. The Infrastructure MLP Index is comprised of MLPs that meet certain criteria relating to current yield, coverage ratio and distribution growth as determined by Solactive. Market capitalization and liquidity screens will be applied in addition to fundamental screens for current yield, coverage ratio and distribution growth to ensure sufficient market size and liquidity of the Infrastructure MLP Index components.
[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.
VanEck Vectors High Income Infrastructure MLP ETF (the “Fund”) is the successor to the Yorkville High Income Infrastructure MLP ETF pursuant to reorganizations that took place on February 22, 2016. Prior to that date, the Fund had no investment operations. Accordingly, for periods prior to that date, the Fund performance information is that of the Yorkville High Income Infrastructure MLP ETF.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 5 for more information.

4

VANECK VECTORS ETFs

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Shares may trade at a premium or discount to their NAV in the secondary market.

The net asset value (NAV) of each VanEck Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of each fund; it is calculated by taking the total assets of each fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAVs are not necessarily the same as each ETF’s intraday trading value. VanEck Vectors ETF investors should not expect to buy or sell fund shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees, interest expense, brokerage expenses or income tax benefit/(expense) associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. Past performance is no guarantee of future results.

Solactive High Income MLP Index and Solactive High Income Infrastructure MLP Index are published by Solactive AG (the “Index Provider”). The Index Provider does not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

Premium/discount information regarding how often the closing trading price of the Shares of each Fund were above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for each of the four previous calendar quarters and the immediately preceding five years (if applicable) can be found at www.vaneck.com.

5

VANECK VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2018 to November 30, 2018.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio During Period(1)	Expenses Paid During the Period
High Income MLP ETF*
Actual	$1,000.00	$911.10	0.87%	$4.17
Hypothetical**	$1,000.00	$1,020.71	0.87%	$4.41
High Income Infrastructure MLP ETF*
Actual	$1,000.00	$952.10	0.86%	$4.21
Hypothetical**	$1,000.00	$1,020.76	0.86%	$4.36
(1)	Tax benefit/(expense) is not included in the ratio calculation.
*	Expenses are equal to each Fund’s annualized expense ratio (for the six months ended November 30, 2018) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses.
6

VANECK VECTORS HIGH INCOME MLP ETF

SCHEDULE OF INVESTMENTS

November 30, 2018

Number of Shares		Value

MASTER LIMITED PARTNERSHIPS: 99.0%
Energy: 77.8%
311,234	Alliance Resource Partners LP	$6,115,748
159,459	Black Stone Minerals LP	2,670,938
865,126	Capital Product Partners LP	2,084,954
121,876	CrossAmerica Partners LP	1,923,203
118,228	GasLog Partners LP	2,720,426
168,740	Global Partners LP	2,915,827
143,052	Golar LNG Partners LP	1,738,082
213,737	Hi-Crush Partners LP	1,252,499
137,982	KNOT Offshore Partners LP	2,765,159
229,004	NGL Energy Partners LP	2,125,157
98,808	Sunoco LP	2,762,672
145,341	Teekay LNG Partners LP	1,967,917
1,107,783	Teekay Offshore Partners LP	1,838,920
152,841	USA Compression Partners LP	2,210,081
		35,091,583
Number of Shares		Value

Materials: 9.8%
138,684	SunCoke Energy Partners LP	$1,700,266
119,262	Westlake Chemical Partners LP	2,709,633
		4,409,899
Utilities: 11.4%
66,112	AmeriGas Partners LP	2,456,722
114,936	Suburban Propane Partners LP	2,684,905
		5,141,627
Total Master Limited Partnerships: 99.0% (Cost $42,539,640)		44,643,109
Other Assets in Excess of Liabilities: 1.0%		447,534
NET ASSETS: 100.0%		$45,090,643

LP—Limited Partner

Summary of Investments by Sector	% of Investments	Value
Energy	78.6%	$35,091,583
Materials	9.9%	4,409,899
Utilities	11.5%	5,141,627
	100.0%	$44,643,109

As of November 30, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance under U.S. GAAP.

There were no transfers between levels during the year ended November 30, 2018.

The accompanying notes are an integral part of the financial statements.

7

VANECK VECTORS HIGH INCOME INFRASTRUCTURE MLP ETF

SCHEDULE OF INVESTMENTS

November 30, 2018

Number of Shares		Value

MASTER LIMITED PARTNERSHIPS: 91.6%
Energy: 91.6%
17,488	Andeavor Logistics LP	$652,652
29,771	Antero Midstream Partners LP	823,466
18,610	Buckeye Partners LP	550,112
25,860	Cheniere Energy Partners LP	974,405
52,463	CNX Midstream Partners LP	949,580
27,987	Crestwood Equity Partners LP	831,214
21,994	DCP Midstream LP	749,556
64,999	Dominion Energy Midstream Partners LP	1,207,681
56,287	Enable Midstream Partners LP	750,869
63,304	Enbridge Energy Partners LP	688,114
52,022	Energy Transfer Equity LP	757,961
53,980	EnLink Midstream Partners LP	714,155
13,367	EQT Midstream Partners LP	637,071
39,470	Genesis Energy LP	870,314
27,726	Holly Energy Partners LP	779,932
14,913	Noble Midstream Partners LP	494,068
40,608	NuStar Energy LP	981,495
20,653	Spectra Energy Partners LP	748,671
52,157	Summit Midstream Partners LP	641,010
33,625	TC PipeLines LP	1,001,689
20,869	Valero Energy Partners LP	877,959
22,735	Western Gas Equity Partners LP	658,860
17,653	Western Gas Partners LP	784,499
Total Master Limited Partnerships (Cost $19,517,872)		18,125,333
Number of Shares		Value

COMMON STOCK: 7.5%
Energy: 7.5%
53,727	EnLink Midstream LLC	$614,100
41,212	Tallgrass Energy GP LP, Cl A	880,288
Total Common Stock (Cost $1,730,152)		1,494,388
MONEY MARKET FUND: 0.1%
14,114	Dreyfus Government Cash Management Fund, Institutional Shares, 2.09% (A)
(Cost $14,114)		14,114
Total Investments - 99.2% (Cost $21,262,138)		19,633,835
Other Assets in Excess of Liabilities: 0.8%		156,287
NET ASSETS: 100.0%		$19,790,122

(A) The rate shown is the 7-day effective yield as of November 30, 2018.

Cl—Class

GP—General Partner

LLC—Limited Liability Company

LP—Limited Partner

Summary of Investments by Sector	% of Investments	Value
Energy	99.9%	$19,619,721
Money Market Fund	0.1%	14,114
	100.0%	$19,633,835

As of November 30, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance under U.S. GAAP.

There were no transfers between levels during the year ended November 30, 2018.

The accompanying notes are an integral part of the financial statements.

8

VANECK VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2018

	High Income MLP ETF	High Income Infrastructure MLP ETF
Assets:
Investments at value (1)	$44,643,109	$19,633,835
Receivable for investment securities sold	971,434	—
Income tax receivable	446,216	171,794
Dividends receivable	56,809	32
Receivable for franchise taxes	14,051	—
Receivable for capital shares sold	693	—
Total assets	46,132,312	19,805,661

Liabilities:
Payable for capital shares redeemed	972,133	—
Due to custodian	37,232	—
Payable due to Adviser	32,092	13,608
Line of credit fees	212	—
Payable for franchise taxes	—	1,931
Total liabilities	1,041,669	15,539
NET ASSETS	$45,090,643	$19,790,122
Shares outstanding	2,319,161	1,650,000
Net asset value, redemption and offering price per share	$19.44	$11.99

Net assets consist of:
Aggregate paid in capital	$262,001,156	$32,817,083
Total distributable earnings (loss)	(216,910,513)	(13,026,961)
Net assets	$45,090,643	$19,790,122
(1) Cost of investments	$42,539,640	$21,262,138

The accompanying notes are an integral part of the financial statements.

9

VANECK VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended November 30, 2018

	High Income MLP ETF	High Income Infrastructure MLP ETF
Income:
Dividends	$1,274,575	$141,322
Distributions from master limited partnerships	4,136,940	1,648,788
Less: Return of capital distributions	(4,923,468)	(1,765,013)
Interest	—	10,887
Total income	488,047	35,984

Expenses:
Management fees	461,201	177,110
Interest expense	1,717	848
Franchise taxes	11,960	(3,592)
Total expenses	474,878	174,366
Net investment income (loss), before taxes	13,169	(138,382)
Income tax benefit/(expense), net of valuation allowance	63,434	(3,220)
Net investment income (loss), net of taxes	76,603	(141,602)

Net realized gain (loss) on:
Investments	(2,130,647)	(23,726)
Net realized loss on investments	(2,130,647)	(23,726)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,285,104)	162,628
Net change in unrealized appreciation (depreciation) on investments	(1,285,104)	162,628
Net decrease in net assets resulting from operations	$(3,339,148)	$(2,700)

The accompanying notes are an integral part of the financial statements.

10

VANECK VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	High Income MLP ETF		High Income Infrastructure MLP ETF
	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2018	Year Ended November 30, 2017
Operations:
Net investment income (loss), net of taxes	$76,603	$451,573	$(141,602)	$(270,782)
Net realized loss on investments	(2,130,647)	(11,082,966)	(23,726)	(285,110)
Net change in unrealized appreciation (depreciation) on investments	(1,285,104)	9,028,831	162,628	(1,551,088)
Net decrease in net assets resulting from operations	(3,339,148)	(1,602,562)	(2,700)	(2,106,980)

Distributions (1)
Return of capital	(4,890,172)	(6,425,630)	(1,590,500)	(2,151,045)

Share transactions:**
Proceeds from sale of shares	2,236,285	—	690,640	3,233,658
Cost of shares redeemed	(13,281,849)	(22,169,366)	(2,652,209)	(10,700,387)
Decrease in net assets from share transactions	(11,045,564)	(22,169,366)	(1,961,569)	(7,466,729)
Total decrease in net assets	(19,274,884)	(30,197,558)	(3,554,769)	(11,724,754)
Net assets, beginning of year	64,365,527	94,563,085	23,344,891	35,069,645
Net assets, end of year (2)	$45,090,643	$64,365,527	$19,790,122	$23,344,891

**Shares of common stock issued (no par value)
Shares sold	100,000	—	50,000	200,000
Shares redeemed	(600,000)	(900,000)	(200,000)	(750,000)
Net decrease	(500,000)	(900,000)	(150,000)	(550,000)

(1)	Current year and prior year presentation of distributions conforms with S-X Disclosure Simplification.
(2)	Includes distributions in excess of net investment income or $(26,852,371) and $(3,485,795), in 2017. S-X Disclosure Simplification eliminated the requirement to disclose distributions in excess of net investment income in 2018 (See Note 12).

The accompanying notes are an integral part of the financial statements.

11

VANECK VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	High Income MLP ETF
	For the Years Ended November 30,
	2018		2017		2016#		2015#		2014#
Net asset value, beginning of year	$22.83		$25.43		$31.30		$74.05		$89.95
Income from investment operations:
Net investment income (loss)*	0.03		0.14		(0.02)		0.10		(0.20)
Return of capital*	1.95		1.88		0.75		5.75		7.20
Net realized and unrealized gain (loss) on investments	(3.43)		(2.63)		(4.06)		(41.90)		(15.15)
Total from investment operations	(1.45)		(0.61)		(3.33)		(36.05)		(8.15)
Less distribution from:
Net investment income	—		—		—		—		(1.40)
Return of capital	(1.94)		(1.99)		(2.54)		(6.70)		(6.35)
Total distributions	(1.94)		(1.99)		(2.54)		(6.70)		(7.75)
Net asset value, end of year	$19.44		$22.83		$25.43		$31.30		$74.05
Total return (a)	(7.16)%		(2.67)%		(8.40)%		(51.42)%		(10.17)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$45,091		$64,366		$94,563		$124,034		$285,134
Ratio of expenses, excluding income tax benefit/(expense), to average net assets	0.84	%(b)	0.82	%(b)	0.88	%(b)	0.85	%(b)	0.83	%(b)
Ratio of total expenses to average net assets	0.73%		0.86%		0.88%		0.56%		(1.34)%
Ratio of net investment income/(loss) excluding income tax benefit/(expense) to average net assets	0.02%		0.59%		(0.34)%		(0.10)%		(0.23)%
Ratio of net investment income/(loss) to average net assets (c)	0.13%		0.55%		(0.34)%		0.19%		(0.19)%
Portfolio turnover rate (d)	34%		40%		46%		62%		44%

The financial highlights include the financial information of the Predecessor Funds through February 21, 2016 (See Note 1).

#	On June 29, 2016, the Fund effected a 1 for 5 reverse share split (See Note 9). Per share data has been adjusted to reflect the share split.
*	Per share data calculated using average shares method.
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date (ex-date for periods prior to February 21, 2016) and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Includes franchise tax expenses. Without franchise tax expenses, the net ratio would be 0.82%.
(c)	Income tax benefit/(expense) for the ratio calculation is derived from net investment income (loss) only.
(d)	Portfolio turnover rates exclude securities received as a result of processing in-kind capital share transactions.

The accompanying notes are an integral part of the financial statements.

12

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	High Income Infrastructure MLP ETF
	For the Years Ended November 30,
	2018		2017		2016	2015		2014
Net asset value, beginning of year	$12.97		$14.92		$13.36	$21.75		$21.15
Income from investment operations:
Net investment income *	(0.09)		(0.12)		(0.25)	(0.10)		(0.12)
Return of capital *	1.06		1.07		1.17	1.22		1.27
Net realized and unrealized gain (loss) on investments	(0.99)		(1.91)		1.77	(8.31)		1.01
Total from investment operations	(0.02)		(0.96)		2.69	(7.19)		2.16
Less distribution from:
Net investment income	—		—		—	—		(0.72)
Return of capital	(0.96)		(0.99)		(1.13)	(1.20)		(0.84)
Total distributions	(0.96)		(0.99)		(1.13)	(1.20)		(1.56)
Net asset value, end of year	$11.99		$12.97		$14.92	$13.36		$21.75
Total return (a)	(0.53)%		(6.91)%		22.08%	(34.18)%		10.53%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$19,790		$23,345		$35,070	$34,056		$46,760
Ratio of expenses, excluding income tax benefit/(expense), to average net assets	0.81	%(b)	0.83	%(b)	0.82%	0.84	%(b)	0.84	%(b)
Ratio of total expenses to average net assets	0.82%		0.87%		0.71%	(4.69)%		5.91%
Ratio of net investment income/(loss) excluding income tax benefit/(expense) to average net assets	(0.64)%		(0.76)%		(0.82)%	(0.84)%		(0.84)%
Ratio of net investment income/(loss) to average net assets (c)	(0.65)%		(0.80)%		(1.85)%	(0.54)%		(0.54)%
Portfolio turnover rate (d)	52%		53%		42%	38%		47%

The financial highlights include the financial information of the Predecessor Funds through February 21, 2016 (See Note 1).

*	Per share data calculated using average shares method.
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date (ex-date for periods prior to February 21, 2016) and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Includes franchise tax expenses. Without franchise tax expenses, the net ratio would be 0.82%
(c)	Income tax benefit/(expense) for the ratio calculation is derived from net investment income (loss) only.
(d)	Portfolio turnover rates exclude securities received as a result of processing in-kind capital share transactions.

The accompanying notes are an integral part of the financial statements.

13

VANECK VECTORS ETF TRUST

NOTES TO FINANCIALS

November 30, 2018

Note 1—Fund Organization—VanEck Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of November 30, 2018, offers fifty-eight investment portfolios, each of which represents a separate series of the Trust.

The financial statements herein relate to the following funds: the High Income MLP ETF and the High Income Infrastructure MLP ETF (each a “Fund”, and collectively the “Funds”). The High Income MLP ETF seeks to provide investment results that correspond generally to the performance, before fees and expenses, of the Solactive High Income MLP Index (the “Index”). The High Income Infrastructure MLP ETF seeks to provide investment results that correspond generally to the performance, before fees and expenses, of the Solactive High Income Infrastructure MLP Index (the “Infrastructure Index”). Each Fund is classified as “non-diversified”. This means that the Funds may invest more of their assets in securities of a single issuer than that of a diversified fund. Van Eck Associates Corporation (the “Adviser”) serves as the investment adviser for the Funds and is subject to the supervision of the Board of Trustees (the “Board”).

On February 22, 2016, the shareholders of the Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF (the “Predecessor Funds”) approved a proposed agreement and plan of reorganization (the “Reorganization”) that provided for (a) the transfer of all the assets and assumption of certain of the liabilities of the Predecessor Funds, (b) the issuance of shares of the Funds to the shareholders of the Predecessor Funds; and (c) the liquidation and termination of the Predecessor Funds. The effective date of the Reorganization was February 22, 2016. The Predecessor Funds had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Funds. The financial statements and financial highlights include the financial information of the Predecessor Funds through February 21, 2016.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services—Investment Companies.

The following is a summary of the significant accounting policies followed by the Funds.

A.	Return of Capital Estimates—Distributions received by the Funds generally are comprised of income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available to the Funds and other industry sources. These estimates may subsequently be revised based on information received from Master Limited Partnerships (“MLP”) after their tax reporting periods are concluded.

B.	Master Limited Partnerships—Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes (although some states do impose a net income tax on partnerships). Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).
14

C.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset is not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

D.	Federal and Other Income Taxes—Each Fund intends to invest primarily in MLPs, which generally are treated as qualified publicly traded partnerships for federal income tax purposes. Accordingly, the Funds do not intend to qualify, and will not qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code due to the Funds’ concentration in MLP securities and are taxed as regular C-corporations. As a regular C-corporation, each Fund is obligated to pay federal, state and local income tax on its taxable income. High Income Infrastructure MLP ETF is currently using an estimated 23.59% tax rate for federal, state and local tax which is composed of a 21% federal tax rate and an assumed 2.59% rate attributable to state taxes (net of federal benefit). High Income MLP ETF is currently using an estimated 24.30% tax rate for federal, state and local tax which is composed of a 21% federal tax rate and an assumed 3.30% state tax rate (net of federal benefit).
15

VANECK VECTORS ETF TRUST

NOTES TO FINANCIALS

(continued)

The Tax Cuts and Jobs Act (“the Act”) was signed into law on December 22, 2017. The Act included changes to the corporate income tax rate and alternative minimum tax (AMT) and modifications to the net operating loss (NOL) deduction. Prior to enactment, the highest marginal federal income tax rate was 35%. The Act reduced the corporate rate to a flat income tax rate of 21%.

For the tax year ending November 30, 2018, the Funds may still be subject to a 20% federal alternative minimum tax on their federal alternative taxable income to the extent that their alternative minimum tax exceeds regular federal income tax. However, for tax years beginning after December 31, 2017, corporations are no longer subject to AMT and AMT Credit Carryforwards from previous taxable years may be utilized as refundable credits.

Under previous law, a corporation could offset 100% of its regular taxable income with an NOL carryforward. NOLs could generally be carried back 2 years or forward 20 years. For NOLs generated in tax years ending after December 31, 2017, the Act eliminates carrybacks for NOLs and creates an indefinite carryforward period. However, there is currently proposed tax legislation that, if enacted, would change the effective date of these changes to tax years beginning after December 31, 2017. In addition, after 2017 the corporate NOL deduction for a given year is now limited to the lesser of all NOL carryovers and carrybacks or 80% of taxable income computed without regard to the NOL deduction.

As a consequence of being taxed as a C-corporation, the Funds will be obligated to pay applicable federal and state corporate income taxes on their taxable income as opposed to most other investment companies which are not so obligated. The Funds expect that a portion of the distributions they receive from MLPs will be treated as a tax deferred return of capital, thus reducing the Funds’ current tax liabilities and increasing the Funds’ deferred tax liabilities. However, the amount of taxes currently payable by the Funds will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Funds.

Cash distributions from MLPs to the Funds that exceed such Funds’ allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Funds’ adjusted tax basis in the equity securities of the MLP. These reductions in such Funds’ adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Funds on a subsequent sale of the securities. The Funds will accrue deferred income taxes for any future tax liabilities associated with (a) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (b) capital appreciation on their investments. Upon the sale of an MLP security, the Funds will rely to some extent on information provided by the MLPs, which is not necessarily timely, or accurate, to estimate deferred tax liabilities for purposes of financial statement reporting and determining NAV of the Funds. From time to time, the Funds will modify the estimates or assumptions related to the Funds’ deferred tax liabilities as new information becomes available.

Since the Funds will be subject to taxation on their taxable income, the NAV of the Funds’ shares will also be reduced by the accrual of any current or deferred tax liabilities. The Index and Infrastructure Index (the “Indices”) however are calculated without any adjustments for taxes. a result, the Funds’ after tax performance could differ significantly from the Indices even if the pretax performance of the Funds and the performance of the Indices are closely correlated.

The tax expense or benefits attributable to certain components of income will be included in the Statements of Operations. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for federal income tax purposes. Deferred tax assets and liabilities are calculated utilizing effective tax rates expected to be applied to taxable income in the years the temporary differences are realized or settled. A valuation allowance will be recognized if, based on the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realizable. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on cash distributions from the Funds’ MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. The Funds’ policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations.

16

E.	Dividends and Distributions to Shareholders—On a quarterly basis, each Fund distributes substantially all of its dividends and distributions received less Fund expenses. All distributions are recorded on ex-dividend date. The estimated characterization of the distributions paid will be either an ordinary income or return of capital distribution. The Funds anticipate that 100% of their current year distributions will be treated as return of capital. The actual tax characterization of the distributions made during the current year will not be determined until after the end of the fiscal year when the Funds can determine their earnings and profits and, therefore, may differ from the preliminary estimates. The Funds will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February 2019.

F.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.82% of each Fund’s average daily net assets. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability and extraordinary expenses.

Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ “Distributor”. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended November 30, 2018, the cost of purchases and proceeds from sales of investments other than U.S. Government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

	Purchases	Sales
High Income MLP ETF	$18,472,989	$36,974,675
High Income Infrastructure MLP ETF	10,876,708	14,936,089

Note 5—Income Taxes—The High Income MLP ETF and High Income Infrastructure MLP ETF income tax expense/(benefit) for the year ended November 30, 2018 consists of the following:

	Current Expense/	Deferred Expense/	Total Expense/
High Income MLP ETF	(Benefit)	(Benefit)	(Benefit)
Federal	$(63,785)	$25,480,381	$25,416,596
State (net of Federal)	351	(726,238)	(725,887)
Change in valuation allowance	—	(24,754,143)	(24,754,143)
Total	$(63,434)	$—	$(63,434)

	Current Expense/	Deferred Expense/	Total Expense/
High Income Infrastructure MLP ETF	(Benefit)	(Benefit)	(Benefit)
Federal	$—	$1,424,782	$1,424,782
State (net of Federal)	3,220	(24,951)	(21,731)
Change in valuation allowance	—	(1,399,831)	(1,399,831)
Total	$3,220	$—	$3,220

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes.

17

VANECK VECTORS ETF TRUST

NOTES TO FINANCIALS

(continued)

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate to net investment income/(loss) and realized and unrealized gain/(loss) on investments before taxes as follows:

	For the Year Ended November 30, 2018
High Income MLP ETF	Amount	Rate
Income tax expense/(benefit)	$(714,616)	(21.00)%
State income tax, net of Federal benefit	(112,297)	(3.30)
Permanent differences, net	13,632	0.40
Effect of Tax Rate Change*	25,503,990	749.47
Change in valuation allowance	(24,754,143)	(727.44)
Net income tax expense/(benefit)	$(63,434)	(1.87)%

	For the Year Ended November 30, 2018
High Income Infrastructure MLP ETF	Amount	Rate
Income tax expense/(benefit)	$(567)	(21.00)%
State income tax, net of Federal benefit	(70)	(2.59)
Permanent differences, net	(2,092)	(77.49)
Effect of Tax Rate Change*	1,405,780	52,070.19
Change in valuation allowance	(1,399,831)	(51,849.83)
Net income tax expense/(benefit)	$3,220	119.28%

*	The tax rate change listed in the table above is reflective of the change in deferred tax assets and liabilities due to the federal corporate tax rate change enacted by the Act as of December 22, 2017 (date of enactment). For tax years beginning after December 31, 2017, corporations will be taxed at a flat rate of 21%.

Components of each Fund’s deferred tax assets and liabilities are as follows:

	For the Year Ended November 30, 2018
	High Income MLP ETF	High Income Infrastructure MLP ETF
Deferred Tax Assets:
Capital loss carryforward	$45,754,528	$2,313,931
Net operating loss carryforward	1,291,723	335,036
Other	13,217	2,084
Deferred Tax Liabilities:
Unrealized gain on investments	(908,398)	(48,035)
Net Deferred Tax Asset/(Liability) before valuation allowance	$46,151,070	$2,603,016
Less valuation allowance	(46,151,070)	(2,603,016)
Net Deferred Tax Asset/(Liability)	$—	$—

The Funds review the recoverability of their deferred tax assets based upon the weight of the available evidence. When assessing the recoverability of their deferred tax assets, management considers available carrybacks, reversing temporary taxable differences, projections of future taxable income and tax planning (if any). High Income MLP ETF has recorded a valuation allowance of $46,151,070 of the net deferred tax asset and High Income Infrastructure MLP ETF has recorded a valuation allowance of $2,603,016 of the net deferred tax asset at November 30, 2018 as the Fund believes it is more-likely-than-not the asset will not be realized within the relevant carryforward periods. The Fund may be required to modify the estimates or assumptions it uses regarding the deferred tax asset or liability as new information becomes available. The Funds’ net deferred tax asset and deferred income tax expense includes any prior year’s return to provision adjustments. Prior year’s income tax provision was based on estimates and information available at the time of the balance sheet date. Since the Funds will be subject to taxation on their taxable income, the

18

NAV of Funds shares will also be reduced by the accrual of any deferred tax liabilities. Because of the impact of deferred taxes, the Funds’ performance could differ from their underlying Index.

The Funds recognize the tax benefits of uncertain positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. and State tax returns filed or expected to be filed since inception of the Funds. The Funds’ tax years are open for examination by U.S. and state tax authorities for all periods. The Funds are not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next 12 months.

As of November 30, 2018, High Income MLP ETF and High Income Infrastructure MLP ETF had the following estimated net operating losses**:

Fund	Origination	Amount	Expiration
High Income MLP ETF	11/30/2013	$297,027	11/30/2033
	11/30/2014	770,077	11/30/2034
	11/30/2015	1,993,978	11/30/2035
	11/30/2016	2,254,649	11/30/2036
		$5,315,731

Fund	Origination	Amount	Expiration
High Income Infrastructure MLP ETF	11/30/2015	$541,421	11/30/2035
	11/30/2016	640,366	11/30/2036
	11/30/2018	238,460	11/30/2038
		$1,420,247

**	The Act eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years ending after December 31, 2017. However, there is currently proposed tax legislation that, if enacted, would alter the effective date of these changes to tax years beginning after December 31, 2017. The table above reflects the expiration dates assumed under this proposed legislation. The Act also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available post-2017 NOLs or 80% of taxable income before any NOL utilization.

As of November 30, 2018, High Income MLP ETF and High Income Infrastructure MLP ETF had the following estimated capital loss carryforwards:

Fund	Origination	Amount	Expiration
High Income MLP ETF	11/30/2015	$81,997,394	11/30/2020
	11/30/2016	89,478,335	11/30/2021
	11/30/2017	12,847,636	11/30/2022
	11/30/2018	3,966,876	11/30/2023
		$188,290,241

Fund	Origination	Amount	Expiration
High Income Infrastructure MLP ETF	11/30/2015	$1,251,310	11/30/2020
	11/30/2016	6,809,688	11/30/2021
	11/30/2017	1,172,192	11/30/2022
	11/30/2018	575,761	11/30/2023
		$9,808,951

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at November 30, 2018, were as follows:

		Aggregated Gross	Aggregated Gross	Net Unrealized
	Federal	Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)
High Income MLP ETF	$40,897,739	$9,348,190	$(5,602,820)	$3,745,370
High Income Infrastructure MLP ETF	19,430,407	2,344,804	(2,141,376)	203,428

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from the Funds’ investments in MLP interests.

19

VANECK VECTORS ETF TRUST

NOTES TO FINANCIALS

(continued)

Note 6—Capital Share Transactions—As of November 30, 2018, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”), or multiples thereof, as follows:

Creation Units
High Income MLP ETF	50,000
High Income Infrastructure MLP ETF	50,000

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally when the securities are not available in sufficient quantity for delivery, are not eligible for trading by the Authorized Participant, or as a result of market circumstances. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit at the Custodian for the benefit of the Funds, collateral consisting of cash in the form of U.S. dollars at least equal to 115% of the daily marked to market value of the missing Deposit Securities. Since the Funds are taxable as a C-Corporation, the Funds’ redemptions will generally result in taxable income or loss to the Funds. Additionally, the Funds expect to effect its redemptions principally for cash, rather than in-kind securities.

For the year ended November 30, 2018, the Funds each had in-kind contributions as follows:

In-Kind
Contributions
High Income MLP ETF	$2,229,184
High Income Infrastructure MLP ETF	688,697

For the year ended November 30, 2018, the Funds did not have any in-kind redemptions.

The in-kind contributions in this table represent the accumulation of the Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect shareholder transactions including any cash component of the transactions.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to The Bank of New York Mellon. In addition, the Funds may impose certain variable fees for creations and redemptions with respect to transactions in Creation Units for cash, or on transactions effected outside the clearing process, which are treated as increases in capital. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 7—Concentration of Risk—The Funds’ assets will be concentrated in an industry or group of industries to the extent that the Index or Infrastructure Index concentrates in a particular industry or group of industries. By concentrating their assets in a particular industry or group of industries, the Funds are subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Funds to a greater extent than if the Funds’ net assets were invested in a wider variety of industries.

Under normal circumstances, each Fund intends to invest at least 80% of its net assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Funds is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees. These Funds have adopted a unitary management fee where the Adviser is responsible for all expenses of the Funds. Therefore, the expense for the Plan for these Funds are included in “Management fees.”

20

Note 9—Share Split—On June 29, 2016, the VanEck Vectors High Income MLP ETF executed a one-for-five reverse share split for shareholders of record before the open of markets on June 29, 2016.

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended November 30, 2018, the following Funds borrowed under this Facility:

				Outstanding Loan
	Days	Average Daily	Average	Balance as of
Fund	Outstanding	Loan Balance	Interest Rate	November 30, 2018
High Income MLP ETF	94	$205,757	3.02%	$—
High Income Infrastructure MLP ETF	22	407,694	3.34	—

Note 11—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended November 30, 2018, there were no offsets to custodian fees.

Note 12—Recent Accounting Pronouncements and Regulatory Requirements—On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. There were no distributions from net investment income or realized capital gains in the prior fiscal year.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosure requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

Note 13—Subsequent Events—The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments will be required to the financial statements.

21

VANECK VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck Vectors ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VanEck Vectors High Income MLP ETF and VanEck Vectors High Income Infrastructure MLP ETF (collectively referred to as the “Funds”) (two of the funds constituting VanEck Vectors ETF Trust (the “Trust”)), including the schedules of investments, as of November 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds at November 30, 2018, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for periods ended prior to December 1, 2015 were audited by another independent registered public accounting firm whose report, dated January 29, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

January 25, 2019

22

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

November 30, 2018 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	58	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Trustee, MainStay Fund Complex,[4] January 2016 to present and currently Chairman of the Risk and Compliance Committee.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present.	69	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/ Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	58	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company)	69	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[5]	Trustee President and Chief Executive Officer	Trustee, (Since 2006) President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of the Adviser; Director, President and Chief Executive Officer, Van Eck Securities Corporation (“VESC”); Director, President and Chief Executive Officer, Van Eck Absolute Return Advisers Corp. (“VEARA”).	58	Director, National Committee on US-China Relations.

[1]	The address for each Trustee is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
23

VANECK VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

November 30, 2018 (unaudited) (continued)

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 to July 2008).

Henry Glynn, 1983	Assistant Vice President	Since February 2018	Head of ETF Capital Markets Europe of Van Eck Switzerland AG (since 2017); member of the Capital Markets team at Vanguard Group (September 2013 to October 2016).

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer of VESC (since October 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.

Nicholas Jackson, 1974	Assistant Vice President	Since February 2018	Vice President, Business Development of VanEck Australia Pty Ltd. (since August 2013); Business Development Manager NSW, Leveraged Equities Limited (October 2006 to July 2013).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016) and Assistant Secretary (Since 2008)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Matthew McKinnon, 1970	Assistant Vice President	Since February 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. (since February 2018) and Director, Intermediaries and Institutions (July 2013 to February 2018) of VanEck Australia Pty Ltd.; General Manager, Retail Sales, Equities at Perpetual Limited (December 2006 to May 2012).

Arian Neiron, 1979	Vice President	Since February 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd. (since September 2012).

James Parker, 1969	Assistant Treasurer	Since June 2014	Assistant Vice President (since May 2017) and Manager-Portfolio Administration (June 2010 to May 2017) of VEAC.

Adam Phillips, 1970	Vice President	Since February 2018	VanEck Vectors ETFs’ Chief Operating Officer of the Adviser (since 2012).

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG (since 2010).

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
24

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

November 30, 2018 (unaudited)

At a meeting held on June 22, 2018 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Vectors High Income MLP ETF and VanEck Vectors High Income Infrastructure MLP ETF (each, a “Fund” and together, the “Funds”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on June 6, 2018. At that meeting, the Trustees discussed the information the Adviser and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance and expenses of the Funds and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance information for the Funds against their peer groups, the Trustees considered that each Fund seeks to track a different index than the funds in its designated peer group and, therefore, each Fund’s performance will differ from its peers. In addition, as noted below, the Trustees reviewed certain performance information for each Fund which was not provided by Broadridge and which did not compare each Fund’s performance to the performance of its peer group. For these and other reasons, the Trustees noted that the peer group performance information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and the June 6, 2018 meeting regarding the management of the Funds and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides, under the Investment Management Agreement, including the Adviser’s agreement to pay all of the direct expenses of the Funds (excluding interest expense, trading expenses, taxes, accrued deferred tax liability and extraordinary expenses).

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance of the Funds, the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index. Based on the foregoing, the Trustees concluded that the investment performance of the Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser and the current status, as they understood it, of the Adviser’s compliance environment.

As noted above, the Trustees were also provided various data from Broadridge comparing the Funds’ expenses to that of other ETFs. The Trustees noted that the information provided showed that each Fund had management fees greater than the average and median of its peer group of funds. The Trustees also noted that the information provided showed that each Fund had a total expense ratio greater than the average and equal to the median of its peer group of funds. The Trustees reviewed the amount by which the Funds’ management fees and/or total expense ratios exceeded the average and/or median of their peer group and information provided by the Adviser providing context for these comparisons. The Trustees concluded, in light of this information and the other information available to them, that the fees paid by the Funds were reasonable in light of the performance of the Funds and the quality of services received.

The Trustees also considered the benefits, other than fees under the Investment Management Agreement, received by the Adviser from serving as adviser to the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and the fact that the Adviser did not earn any profits from managing the Funds. The Trustees reviewed each Fund’s asset size and expense ratio and noted that the Investment Management Agreement does not include breakpoints in the advisory

25

VANECK VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

(unaudited) (continued)

fee rates as asset levels in a Fund increase. The Trustees considered the volatility of the asset classes in which the Funds invest, potential variability in the net assets of these Funds and the sustainability of any potential economies of scale which may exist given where fees are currently set. The Trustees also evaluated the extent to which management fees for the Funds effectively incorporate the benefits of economies of scale. The Trustees also considered the risks being assumed by the Adviser under the unitary fee structure arrangement and the potential expense stability that may inure to the benefit of shareholders. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and that the advisory fee rate for each Fund currently reflects an appropriate sharing with shareholders of any economies of scale which may exist.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their June 6, 2018 meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the continuation of the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

26

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck Vectors ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
666 Third Avenue, New York, NY 10017
	vaneck.com	MLPAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that David Chow, R. Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit and Governance Committees, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is November 30.

(a)	Audit Fees. The aggregate Audit Fees of Ernst & Young LLP (“E&Y”) for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended November 30, 2018 and November 30, 2017, were $53,500 and $53,500, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. Not applicable.

(d)	All Other Fees.

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services. The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer & CFO

Date: February 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO

Date: February 7, 2019

By (Signature and Title) /s/ John J. Crimmins, Treasurer & CFO

Date: February 7, 2019